                     FOURTH AMENDMENT TO AGREEMENT TO LEASE


        THIS FOURTH AMENDMENT TO AGREEMENT TO LEASE (this "Amendment") is entered into as of this 11th day of April, 2002, by and between HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust ("HPT") and CANDLEWOOD HOTEL COMPANY, INC., a Delaware corporation, ("Candlewood").

                              W I T N E S S E T H:

        WHEREAS, pursuant to a Purchase and Sale Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "2002 Purchase Agreement"), by and among HPT and Candlewood and certain of its wholly owned subsidiaries, Landlord is planning to acquire certain properties, as more particularly described in the 2002 Purchase Agreement; and

        WHEREAS, pursuant to a certain Agreement to Lease, dated as of November 19, 1997 (as amended, the "Agreement to Lease"), HPT agreed to lease or cause the Landlord to lease certain properties to the Tenant, all as more particularly described in and subject to and upon the terms and conditions set forth therein; and

        WHEREAS, the parties wish to amend certain terms and conditions of the Agreement to Lease, all as more particularly set forth herein; and

        WHEREAS, on the date hereof, a Closing (as defined in the 2002 Purchase Agreement) is occurring with respect to certain hotel properties, the legal descriptions of which are set forth in Exhibits A-1 through A-21 of this Amendment; and

        WHEREAS, the transactions contemplated by this Amendment are of direct substantial and material benefit to Candlewood;

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Exhibit C to the Agreement to Lease is hereby deleted and Exhibit B to this Amendment inserted in its place.

        2. As amended hereby, the Agreement to Lease shall remain in full force and effect in accordance with their respective terms and provisions.

        3. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



                         [SIGNATURES ON FOLLOWING PAGE.]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date above first written.

                                    HOSPITALITY PROPERTIES TRUST


                                    By: /s/ John G. Murray
                                        ----------------------------------------
                                            John G. Murray
                                            President


                                    CANDLEWOOD HOTEL COMPANY, INC.


                                    By: /s/ Tim Johnson
                                        ----------------------------------------
                                         Tim Johnson
                                         Vice President-Treasurer and
                                         Assistant Secretary

                            EXHIBITS A-1 THROUGH A-21

                             [See attached copies.]

                                    EXHIBIT B

                       SCHEDULE OF ALLOCABLE MINIMUM RENTS


                              [See attached copy.]